Lord Abbett International Core Equity Fund

Supplement dated March 15, 2016 to the

Summary Prospectus dated March 1, 2016

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Didier O. Rosenfeld, Director	2016
Frederick J. Ruvkun, Partner and Portfolio Manager	2016

Please retain this document for your future reference.